Investor Presentation March 2025

2 Forward-Looking Statements Forward-Looking Statements This presentation contains projections and other forward-looking statements within the meaning of federal securities laws. These projections and statements reflect Riley Exploration Permian, Inc.’s (“Riley Permian”) current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved, and actual results could differ materially from those projected as a result of certain factors. A discussion of these factors is included in Riley Permian’s periodic reports filed with the U.S. Securities and Exchange Commission (“SEC”). All statements, other than historical facts, that address activities that Riley Permian assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events, including the volatility of oil, natural gas and NGL prices; regional supply and demand factors, any delays, curtailment delays or interruptions of production, and any governmental order, rule or regulation that may impose production limits; cost and availability of gathering, pipeline, refining, transportation and other midstream and downstream activities, which could result in prolonged shut-in of our wells that may adversely affect our reserves, financial condition and results of operations; severe weather and other risks that lead to a lack of any available markets; our ability to successfully complete mergers, acquisitions and divestitures; the inability or failure of the Company to successfully integrate the acquired assets into its operations and development activities; the potential delays in the development, construction or start-up of planned projects; failure to realize any of the anticipated benefits of our joint ventures or other equity investments; risks relating to our operations, including development drilling and testing results and performance of acquired properties and newly drilled wells; inability to prove up undeveloped acreage and maintain production on leases; any reduction in our borrowing base on our revolving credit facility from time to time and our ability to repay any excess borrowings as a result of such reduction; the impact of our derivative strategy and the results of future settlement; our ability to comply with the financial covenants contained in our credit facility and senior notes; changes in general economic, business or industry conditions, including changes in inflation rates, interest rate and foreign currency exchange rates; conditions in the capital, financial and credit markets and our ability to obtain capital needed for development, exploration and midstream operations on favorable terms or at all; the loss of certain tax deductions; risks associated with executing our business strategy, including any changes in our strategy; risks associated with concentration of operations in one major geographic area; legislative or regulatory changes, including initiatives related to hydraulic fracturing, regulation of greenhouse gases, water conservation, seismic activity, weatherization, or protection of certain species of wildlife, or of sensitive environmental areas; the ability to receive drilling and other permits or approvals and rights-of-way in a timely manner (or at all), which may be restricted by governmental regulation and legislation; restrictions on the use of water, including limits on the use of produced water and a moratorium on new produced water well permits recently imposed by the RRC in an effort to control induced seismicity in the Permian Basin; changes in government environmental policies and other environmental risks; the availability of drilling equipment and the timing of production; tax consequences of business transactions; public health crisis, such as pandemics and epidemics, and any related government policies and actions and the effects of such public health crises on the oil and natural gas industry, pricing and demand for oil and natural gas and supply chain logistics; general domestic and international economic, market and political conditions, including the military conflict between Russia and Ukraine, conflicts in the Middle East and the global response to such conflicts; risks related to litigation; and cybersecurity threats, technology system failures and data security issues. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of Riley Permian. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Riley Permian encourages readers to consider the risks and uncertainties associated with projections and other forward-looking statements. In addition, Riley Permian assumes no obligation to publicly revise or update any forward-looking statements based on future events or circumstances. For additional discussion of the factors that may cause us not to achieve our financial projections and/or production estimates, see Riley Permian’s filings with the SEC, including its forms 10-K, 10-Q and 8-K and any amendments thereto. We do not undertake any obligation to release publicly the results of any future revisions we may make to this prospective data or to update this prospective data to reflect events or circumstances after the date of this presentation. Therefore, you are cautioned not to place undue reliance on this information. None of the information contained in this presentation has been audited by any independent auditor. This presentation is prepared as a convenience for securities analysts and investors and may be useful as a reference tool. Riley Permian may elect to modify the format or discontinue publication at any time, without notice to securities analysts or investors. Use of non-GAAP Financial Information This presentation includes certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These measures include (i) Adjusted Net Income, (ii) Adjusted EBITDAX, (iii) Cash Margins, and (iv) Free Cash Flow (including Upstream Free Cash Flow and Total Free Cash Flow). These non-GAAP financial measures are not measures of financial performance prepared or presented in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation, and users of any such information should not place undue reliance thereon. See the Company’s website, www.rileypermian.com, for the descriptions and reconciliations of non-GAAP measures presented in this presentation to the most directly comparable financial measures calculated in accordance with GAAP. Oil & Gas Reserves The SEC generally permits oil and natural gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. In this presentation, Riley Permian may use the terms “resource potential,” “resource play,” “estimated ultimate recovery,” or “EURs,” “type curve” and “standardized measure,” each of which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. These terms refer to Riley Permian’s internal estimates of unbooked hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. “Resource potential” is used by Riley Permian to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A “resource play” is a term used by Riley Permian to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. “EURs” are based on Riley Permian’s previous operating experience in a given area and publicly available information relating to the operations of producers who are conducting operations in these areas. Unbooked resource potential or “EURs” do not constitute reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities of reserves that may be ultimately recovered from Riley Permian’s interests may differ substantially from those presented herein. Factors affecting ultimate recovery include the scope of Riley Permian’s ongoing drilling program, which will be directly affected by the availability of capital, decreases in oil, natural gas liquids and natural gas prices, well spacing, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, negative revisions to reserve estimates and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. “EURs” from reserves may change significantly as development of Riley Permian’s core assets provides additional data. In addition, Riley Permian’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. “Type curve” refers to a production profile of a well, or a particular category of wells, for a specific play and/or area.

Corporate Overview and Strategy 3 (1) Equity Market Cap and Dividend Yield based on share price as of 3/3/25 and shares outstanding as of 2/28/25. Future dividends subject to approval by the Board of Directors (2) Enterprise Value based on share price as of 3/3/25 and shares outstanding as of 2/28/25 and debt and cash balance as of 12/31/24 (3) A non-GAAP financial measure as defined and reconciled in the supplemental financial tables available on the Company’s website at www.rileypermian.com (4) Leverage based on principal debt balance as of 12/31/24 divided by Last Twelve Months Adjusted EBITDAX (5) Source: SEC Filings. Insiders include Yorktown, Management and the Board of Directors Riley Permian is a growth-oriented energy company with operations in Texas and New Mexico Our oil-focused and capital efficient asset base enables optionality on our corporate investment allocation: 1. Reinvested less than half of our total cash flow during 2024 into our upstream business while still achieving production growth 2. Investing in infrastructure projects such as gas midstream and electric power that we believe can optimize our business and offer attractive rates of return on investment 3. Returning excess capital to shareholders through base dividends(1), and to our balance sheet for liquidity management 4Q24 Production 25.0 Mboe/d Equity Market Cap(1) ~$620MM Enterprise Value(2) ~$890MM FY24 Total Free Cash Flow(3) ~$117MM Debt Leverage(4) ~1.0x Dividend Yield(1) 5.3% Insider Ownership(5) 24%

Oil-Focused, Permian Asset Base

1. **Upstream focus:** applying modern horizontal drilling and completions techniques to oil-saturated and liquids-rich formations

2. **Regional focus:** Northwest Shelf of the Permian Basin

   - Two core assets in West Texas and Southeast New Mexico correspond with a similar geologic setting



Northwest Shelf
Lea
Yoakum
Eddy
Midland Basin
Central Basin Platform
Delaware Basin
30 Miles

4Q24 Commodity Splits



Oil
Natural Gas
NGL
20%
Production
At 6:1 Oil:Gas
17%
63%
2%
Revenue
98%

Natural Gas ~0.1% of Revenue; rounded down for illustrative purposes

RILEY PERMIAN
NYSE AMERICAN: **REPX**
4

1 10 100 12 24 36 48 60 Months from First Production Riley Permian Midland Delaware 20 40 60 12 24 36 48 60 Months from First Production Riley Permian Midland Delaware Riley’s Assets Compete with Core Permian on Productivity 5 Note: Riley Permian, Midland Basin, and Delaware Basin well characteristics are a composite of horizontal wells with first production from 2019-2024. Sourced from Enverus Riley’s wells to date have experienced lower relative declines versus Delaware and Midland basin wells Riley’s wells to date have outperformed Midland and Delaware basin wells on a 5-year basis Oil Production Rates over Time Bbls/d per 1,000’ of Lateral Length Cumulative Oil Production over Time Bbls Produced per Foot of Lateral Length

Delaware 0 200 400 600 800 1000 1200 1400 Midland 0 200 400 600 800 1000 1200 1400 Riley Permian $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Riley’s Assets Compete with Core Permian on Economics 6 Riley’s well costs on an absolute and relative basis are lower than average Delaware and Midland basin wells The combination of higher productivity and lower well costs can lead to significantly lower breakeven costs 2024 Vintage Average Well Costs $ per Foot of Lateral Length Forecasted PV10 Breakeven $/Bbl with 20:1 WTI:HH Note: Riley Permian, Midland Basin, and Delaware Basin well characteristics are a composite of horizontal wells with first production from 2024 and limited to a lateral length of > 5,000 ft. Data sourced from Enverus Midland $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Delaware $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Riley Permian $200 $400 $600 $800 $1,000 $1,200 $1,400

Adjusted EBITDAX(1) $MM Total FCF(1) $MM Shareholders’ Equity $MM Track Record of Growth 7 (1) A non-GAAP financial measure as defined and reconciled in the supplemental financial tables available on the Company’s website at www.rileypermian.com 97 176 246 284 2021 2022 2023 2024 8 56 70 117 2021 2022 2023 2024 238 333 422 511 2021 2022 2023 2024

$0.28 $0.28 $0.31 $0.31 $0.31 $0.31 $0.34 $0.34 $0.34 $0.34 $0.36 $0.36 $0.36 $0.36 $0.38 $0.38 Qu ar te rly D iv id en ds P ai d, $ /S h. Track Record of Direct Return of Capital 8 8% CAGR since May 2021 Notes: Dividend Yield based on share price as of 3/3/25. Future dividends subject to approval by the Board of Directors. Dividend Coverage based on 2024 Dividends paid and Total Free Cash Flow (FCF). Total Free Cash Flow is a non-GAAP financial measure as defined and reconciled in the supplemental financial tables available on the Company’s website at www.rileypermian.com 1 History of paying fixed dividends every quarter as a public company 2 History of raising dividends annually 3 5.3% current dividend yield as of March 3, 2025 4 3.8x dividend coverage in 2024 from Total FCF

Balanced Capital Allocation in 2024

Reinvestment in Upstream Development for Volume Growth

44% reinvestment rate for 2024

*Achieving Y/Y production **volume growth** with a disciplined **reinvestment rate** and the contribution of a 2024 acquisition*

MBbls/d



13.6
14.2
14.7
15.5
15.9
4Q23
1Q24
2Q24
3Q24
4Q24



44%
$227MM
CFFO
56%

Excess Upstream FCF Allows for Optionality

56% Upstream FCF conversion rate for 2024

Invested in ancillary projects and a small acquisition, with additional allocation to dividends and balance sheet management



14%
Power JV
9%
Midstream Capex
15%
Acquisitions
Upstream FCF
Allocation
38%
Balance
Sheet
24%
Dividends

Notes: **Reinvestment Rate** is E&P Cash Capex as a percent of Cash Flow from Operations before the impact of changes in working capital. E&P Cash Capex excludes the impact of acquisitions and contributions to equity method investments (Power JV). **Cash Flow from Operations (CFFO)** is shown before the changes of working capital. **Upstream Free Cash Flow (FCF)** is a non-GAAP financial measure which can be further defined in the supplemental financial tables available on the company's website at www.rileypermian.com. **FCF Conversion Rate** is Upstream Free Cash Flow as a percent of Cash Flow from Operations. Future dividends subject to approval by the Board of Directors

RILEY PERMIAN
NYSE AMERICAN: **REPX**
9

New Mexico Gas Midstream Project 10 REPX Objectives • Optimize flow assurance for gas, enabling more robust development of Riley’s New Mexico assets • Control operations of critical intermediary transport for long-term value creation • Access multiple treating and processing plant networks for reduced concentration risk and higher-value Gulf Coast residue gas markets Project Description • Build local gathering lines and compression stations on Riley Permian’s asset footprint • Construct 20-inch diameter high-pressure pipeline (150- MMcfd capacity) to connect Riley Permian assets in Northern Eddy County to large-cap midstream operator’s network of transportation and processing plants • Project has potential to service third-party producers' capacity needs Estimated Capital Cost and Timing • Approximately $120MM capital expenditures to be invested during 2025-2026 • Forecasted in-service during 2026 New Mexico Lea Eddy Delaware Basin Riley Permian’s Gas Pipeline (In Planning Stage) Yoakum Midland Basin Large-Cap Midstream Operator’s Network of Processing Plants Higher-Value Gulf Coast Markets30 Miles Northwest Shelf

Objectives Design Status Project 1: Self- Consumption • Improve reliability for our operations • Repurpose in-basin, lower-cost natural gas for thermal power generation for our assets • Stabilize our cost of power • Operational • Continuing to migrate our load Project 2: Sell to the Grid • Capitalize on market dynamics • Achieve value uplift for natural gas sold • Invest in power markets with attractive fundamentals • Diversify revenue mix • Secured thermal generators • Secured sites • Completed permits for most sites • Secured multiple interconnection agreements • Assessing battery opportunity Power Generation Projects 11 Riley Permian formed a joint venture in 2023 - RPC Power LLC, with partner Conduit Power LLC – to focus on power generation in response to market dynamics affecting Permian Basin natural gas and power markets 20MW Thermal Nameplate Capacity (Including Backup) 50MW Thermal Capacity + up to 50MW Battery Capacity

4Q24 and Full-Year 2024 Results Summary 12[ insert footnotes here ]

Highlights from 4Q24 Earnings Release 13 1 Production 2 Cash Flow 3 Upstream Reinvestment 4 FCF Conversion Increased oil production by 3% Q/Q to 15.9MBbls/d with total production of 25.0MBoe/d Generated $51MM of CFFO and $69MM of Adjusted EBITDAX (66% margin) Reinvested 38% of CFFO into Upstream Capex on an accrual basis and 44% on a cash basis Converted 56% of CFFO into Upstream FCF and 35% into Total FCF 5 FCF Yield 6 Shareholder Return 7 Debt Reduction 8 Other Investment Generated $117MM of LTM Total FCF for 19% yield on equity market capitalization Allocated 45% of Total FCF to direct shareholder return through dividends (5.3% annualized yield) Reduced debt by $20MM (1.0x principal value of debt to LTM Adjusted EBITDAX) Progressing on power generation project and beginning gas midstream project Notes: The non-GAAP financial measures include Adjusted EBITDAX, Upstream Free Cash Flow, and Total Free Cash Flow, which can be further defined in the supplemental financial tables available on the company’s website at www.rileypermian.com. Margin calculated as Adjusted EBTIDAX divided by net Oil and Natural Gas Sales, including Settlements on Derivative Contracts. Cash Flow from Operations (CFFO) is shown before the changes of working capital. Accrual based capex and cash based capex exclude the impact of acquisitions and contributions to equity method investments (Power JV). Last Twelve Months (LTM) represents a sum of 1Q24 through 4Q24 for select metrics. Market capitalization for FCF Yield and Dividend Yield are based on share price as of 3/3/25 and shares outstanding as of 2/28/25. Future dividends subject to approval by the Board of Directors

60.5 0.8 (2.7) 1.9 (2.7) (6.7) (0.1) 51.0 3Q24 CFFO Volumes Price Hedge Settlements LOE + G&A Income Taxes Other 4Q24 CFFO $M M 37.8 (9.5) (10.6) 17.7 3Q24 Total FCF Change in CFFO Change in Capex 4Q24 Total FCF $M M Drivers of Quarter-over-Quarter Change in Cash Flow 14 (1) Cash Flow From Operations before the impact of changes in working capital (2) A non-GAAP financial measure as defined in the supplemental financial tables available on the company’s website at www.rileypermian.com (3) E&P Cash Capex; Excludes acquisitions and contributions to equity method investments (Power JV) (1) (1) (2) (2)(1) (3) Cash Flow From Operations (CFFO)(1) Q/Q: 3 Months Ending 12/31/24 vs 9/30/24 Total Free Cash Flow (FCF)(2) Q/Q: 3 Months Ending 12/31/24 vs 9/30/24

70.2 21.3 25.6 117.1 2023 Total FCF Change in CFFO Change in Capex 2024 Total FCF $M M 206.1 40.0 (19.4) 19.1 0.1 (2.5) (18.0) 2.0 227.4 2023 CFFO Volumes Price Hedge Settlements LOE + G&A Interest Expense Income Taxes Other 2024 CFFO $M M Drivers of Year-over-Year Change in Cash Flow 15 (1) Cash Flow From Operations before the impact of changes in working capital (2) A non-GAAP financial measure as defined in the supplemental financial tables available on the company’s website at www.rileypermian.com (3) E&P Cash Capex; Excludes acquisitions and contributions to equity method investments (Power JV) (2) (2)(3) Cash Flow From Operations (CFFO)(1) Y/Y: 12 Months Ending 12/31/24 vs 12/31/23 Total Free Cash Flow (FCF)(2) Y/Y: 12 Months Ending 12/31/24 vs 12/31/23 (1)(1) (1)

Appendix 16[ insert footnotes here ]

2025 Guidance

Activity and Production Guidance		2024 Actual Gross	2024 Actual Net	2025 Guidance 1Q25 Net	2025 Guidance FY25 Net
Operated Well Activity[1]					
Drilled	#	30	25.1	-	17.6 - 19.0
Completed	#	20	19.2	6.0 - 6.5	19.2 - 23.3
Turned to Sales	#	22	21.2	-	19.2 - 23.3
Non-Operated D&C	#	1	0.1	-	1.3 - 2.0
Net Production					
Total	MBoe/d		22.5	24.5 - 24.9	24.6 - 25.6
Oil	MBbls/d		15.1	15.5 - 15.7	15.8 - 16.3
Capital Expenditure and Investing Guidance		Accrual[2]	Cash	1Q25[2]	FY25[2]
Drilling, Completions and Capitalized Workovers	$MM	$83	$88	$16 - 19	$92 - 105
Upstream Infrastructure (Excluding NM Gas Midstream Project)	$MM	7	10	2 - 3	11 - 15
Land and Other	$MM	7	1	2 - 3	7 - 10
Upstream Capital Expenditures	$MM	97	99	20 - 25	110 - 130
Midstream Capital Expenditures	$MM	11	11	3 - 6	60 - 80
Total Capital Expenditures	$MM	108	110	23 - 31	170 - 210
Power JV Investment	$MM	18	18	5 - 7	18 - 22
Total Investments	$MM	$126	$128	$28 - 38	$188 - 232
Operating and Corporate Cost Guidance		4Q24	FY24	1Q25	
LOE and Workover Expense	$/Boe	$8.54	$8.66	$8.00 - 9.00	
Production and Ad Valorem Taxes	% of revenue	8%	7%	6% - 8%	
Cash G&A[3]	$/Boe	$3.77	$3.22	$3.00 - 3.50	
Interest Expense[4]	$MM	$8	$34	$7 - 8	

(1) 2025 guidance based on net wells
(2) Activity-based investing expenditures before acquisitions
(3) A non-GAAP financial measure as defined and reconciled in the supplemental financial tables available on the Company's website at www.rileypermian.com
(4) Interest expense is net of interest rate derivative settlements

RILEY PERMIAN
NYSE AMERICAN: REPX
17

$2.00 $3.00 $4.00 $5.00 $6.00 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 9/30/26 12/31/26 3/31/27 HH Weighted Average Hedge Price(2) Henry Hub Downside Price Limit Upside Price Limit $50 $60 $70 $80 $90 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 9/30/26 12/31/26 3/31/2027 WTI Weighted Average Hedge Price(2) NYMEX WTI Downside Price Limit Upside Price Limit 18 Hedging Program Summary Hedging Strategy: protect downside, meet debt convent obligations, reduce volatility and maintain upside exposure Metric Oil (WTI) Natural Gas (HH) Production Hedge % - Forward 12 Months(1) 50% 63% % Mix of Swaps vs Collars – Forward 12 Months 43% Swaps | 57% Collars 55% Swaps | 45% Collars Weighted Average Floor x Ceiling Price(2) $66 x $74 $3.49 x $3.77 (1) Production based on FY25 Midpoint Guidance (2) Includes swaps and collars (3) Based on forward strip as of 2/28/25 (3)(3)

Hedging Summary Positions as of 2/28/25

	2025				2026				2027			
Calendar Quarters	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
CRUDE OIL (WTI)												
Fixed Swap - Volume, Bbls/Qtr	435,000	555,000	375,000	330,000	-	-	-	-	-	-	-	-
Weighted Average Price, $/Bbl	$74.48	$71.95	$69.62	$69.21	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Collars - Volume, Bbls/Qtr	468,000	300,000	452,000	480,000	456,000	426,000	420,000	75,000	-	-	-	-
Weighted Average Floor Price, $/Bbl	$60.48	$66.50	$64.23	$63.10	$60.41	$58.36	$57.13	$57.27	$0.00	$0.00	$0.00	$0.00
Weighted Average Ceiling Price, $/Bbl	$77.04	$78.77	$74.19	$77.07	$79.94	$75.87	$74.02	$74.52	$0.00	$0.00	$0.00	$0.00
Total Oil Price Hedges, Bbls/Qtr	903,000	855,000	827,000	810,000	456,000	426,000	420,000	75,000	-	-	-	-
Downside Weighted Average Price, $/Bbl	$67.22	$70.04	$66.67	$65.59	$60.41	$58.36	$57.13	$57.27	$0.00	$0.00	$0.00	$0.00
NATURAL GAS (HH)												
Swaps - Volume, MMBtu/Qtr	965,000	495,000	480,000	1,165,000	1,305,000	450,000	300,000	500,000	600,000	-	-	-
Weighted Average Price, $/MMBtu	$3.61	$3.34	$3.30	$3.82	$4.03	$3.64	$3.59	$4.07	$4.19	$0.00	$0.00	$0.00
Collars - Volume, MMBtu/Qtr	555,000	1,080,000	1,110,000	400,000	225,000	1,050,000	1,050,000	350,000	-	-	-	-
Weighted Average Floor Price, $/MMBtu	$3.46	$3.04	$3.12	$3.30	$3.67	$3.11	$3.11	$3.11	$0.00	$0.00	$0.00	$0.00
Weighted Average Ceiling Price, $/MMBtu	$4.38	$3.65	$3.76	$4.00	$4.30	$3.77	$3.77	$3.77	$0.00	$0.00	$0.00	$0.00
Total NG Price Hedges, MMBtu/Qtr	1,520,000	1,575,000	1,590,000	1,565,000	1,530,000	1,500,000	1,350,000	850,000	600,000	-	-	-
Downside Weighted Average Price, $/MMBtu	$3.56	$3.13	$3.18	$3.69	$3.97	$3.27	$3.22	$3.67	$4.19	$0.00	$0.00	$0.00
INTEREST RATE												
Swaps - Notional Volume (000's)	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 45,000	$ 45,000	$ 45,000	$ 45,000	$ 45,000	$ -	$ -
1-Month Term SOFR	3.09%	3.09%	3.09%	3.09%	3.09%	3.90%	3.90%	3.90%	3.90%	3.90%	0%	0%

Note: 1Q 2025 derivative positions shown include all contracts that have settled as of 2/28/25

RILEY PERMIAN
NYSE AMERICAN: REPX
19

Equity Ownership Research Analyst Coverage Firm Analyst E-mail 1 Truist Neal Dingmann neal.dingmann@truist.com 2 Texas Capital Bank Derrick Whitfield derrick.whitfield@texascapital.com 3 Roth John White jwhite@roth.com 4 Water Tower Jeff Robertson jeff@watertowerresearch.com 5 Tuohy Brothers Noel Parks nparks@tuohybrothers.com 6 Energy Prospectus Daniel Steffens dmsteffens@comcast.net 20 Equity Ownership and Research Analyst Coverage (1) Source: SEC Filings including direct fund entities and Riley Exploration Group LLC. Insiders include Yorktown, Management and the Board of Directors (2) Includes affiliated entity holdings aggregated from Form 4 filings. Excludes amounts held directly by Yorktown individuals included in Management & Directors Shares (MM) Ownership % Yorktown Energy Partners(2) 4.4 21% Bluescape Energy Partners 4.5 21% Balmon Investments(2) 2.2 10% Management & Directors 0.7 3% Estimated Public Float 9.7 45% Total 21.5 100% Total Insider Ownership(1) 5.1 24% Total Shares inclusive of restricted stock awards >5% Holders & Insiders as of 2/28/25(1) 21% 21% 10% 3% 45%

Facility Principal Amount Outstanding at 12/31/24 Borrowing Base at 12/31/24 Annual Interest Rate Amortization Final Maturity Sr. Secured Credit Facility $115MM $400MM Term SOFR + 2.75% – 3.75%; most recent quarter was 3.00% margin None; Company intends to periodically pay down balance with excess cash flow December 2028(1) Sr. Unsecured Notes $165MM NA 10.5% $5MM/quarter April 2028 21 Year End 2024 Debt Summary • SOFR swaps in place for $80MM of notional value through 1Q26 and $45MM in place through 1Q27, corresponding to 70% of principal value of floating-rate debt at 12/31/24 • Approximately 88% of the principal value of debt is fixed rate or hedged absent any paydown on the credit facility through 1Q26, and 75% is fixed rate or hedged through 1Q27 (1) Final Maturity will be October 2027 if Senior Unsecured Notes are then outstanding